UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2021

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601

Philadelphia, Pennsylvania, 19103

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On January 5, 2021, Lisa Washington was appointed as a Director of Independence Realty Trust, Inc. (the “Company”). In connection with Ms. Washington’s appointment, the size of the Company’s Board of Directors was increased from six to seven.

The Board of Directors has determined that Ms. Washington is an independent director under the listing standards of the New York Stock Exchange. There are no arrangements or understandings between Ms. Washington and any other person pursuant to which Ms. Washington was selected as a Director and there are no transactions between the Company and Ms. Washington or any of her immediate family members that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, Ms. Washington will be eligible for compensation under the Company’s standard compensation program for non-employee Directors, as described in the Company’s proxy statement for its 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on March 25, 2020. Given the timing of her appointment to the Board, Ms. Washington will receive a pro-rata portion of the annual cash retainer provided for in the program. The Company has entered into an indemnification agreement with Ms. Washington in substantially the same form that the Company has entered into with its other directors and executive officers. The form of the indemnification agreement was filed as Exhibit 10.21 to the Company’s Form 10-K for the year ended December 31, 2019.

The Company’s press release announcing the appointment of Ms. Washington is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated January 5, 2021, announcing the appointment of Lisa Washington to the Board of Directors of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

January 5, 2021	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer